UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by Registrant ☒
Filed by Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NBT Bancorp Inc.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

NBT BANCORP INC.

2022 Annual Meeting
Vote by May 16, 2022 11:59 p.m. ET. For shares held in a Plan, vote by May 12, 2022 11:59 p.m. ET.

NBT BANCORP

NBT BANCORP INC.
52 SOUTH BROAD STREET
NORWICH, NY 13815

D73583-P69073

You invested in NBT BANCORP INC. Now it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2022.**

Get informed before you vote

View the Notice and Proxy Statement, Form 10-K and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 17, 2022
10:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/NBTB2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect thirteen directors, each for a one-year term (Proposal 1).	
Nominees:	
1a. John H. Watt, Jr.	For
1b. Martin A. Dietrich	For
1c. Johanna R. Ames	For
1d. J. David Brown	For
1e. Timothy E. Delaney	For
1f. James H. Douglas	For
1g. Heidi M. Hoeller	For
1h. Andrew S. Kowalczyk, III	For
1i. V. Daniel Robinson, II	For
1j. Matthew J. Salanger	For
1k. Joseph A. Santangelo	For
1l. Lowell A. Seifter	For
1m. Jack H. Webb	For
2. To approve, on a non-binding, advisory basis, the compensation of NBT Bancorp Inc.'s named executive officers ("Say on Pay") (Proposal 2).	For
3. To ratify the appointment of KPMG LLP as NBT Bancorp Inc.'s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 3).	For

NOTE: The proxies are authorized to vote in accordance with the majority vote of NBT Bancorp Inc.'s Board of Directors, upon such other business that may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery."

D73584-P69073